EXHIBIT 99.11

KUBUK INTERNATIONAL, INC. & SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
JUNE 30, 2005
(Expressed in US$)

		06/30/05

	Notes	US$

ASSETS Current assets
Cash and cash equivalents		547,568
Accounts receivable		298,324
Inventory	5.	129,304
Prepaid expenses		34,310

Total current assets		1,009,506

Property, plant, and equipment - net	5.	15,780,577

Other intangible assets - net		406

Total assets		16,790,490

LIABILITIES & SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable		44,813
Other current liabilities		133,231
Advance from shareholder		9,763
Total current liabilities		187,807

Total liabilities		187,807

Shareholders’ equity
Common stock, 100,000,000 shares authorized,
51,000,400 shares issued and outstanding as of
June 30, 2005		16,646,856
Accumulted deficits	3.	(44,217)
Accumulted Other Comprehensive Income		44

Total shareholders’ equity		16,602,683

Total liabilities and shareholders’ equity		16,790,490

KUBUK INTERNATIONAL, INC. & SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005
(Expressed in US$)

		06/30/05

	Notes	US$

Operating revenue		2,661,695
Cost and expenses
Operating departments		(817,850)
General and administrative expenses		(253,134)
Selling and marketing expenses		(261,373)

Total cost and expenses		(1,332,357)

Operating income		1,329,338

Non-operating incomes (expenses)
Financial income		62,654
Financial loss		(34,969)
Other gains or losses		5,076

Total non-operating income-net		32,762

Income taxes		(407,058)

Net Income		955,042

KUBUK INTERNATIONAL, INC. & SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005
(Expressed in US$)

	Notes	Common Stocks US$	Retained Earnings US$	Accumulated Other Comprehensive Income US$	Total US$

Balance as of December 31, 2004	3.	12,995,730	6,091,950	(53,647)	19,034,032

Net income for the six months ended June 30, 2005			955,042		955,042

Dividend declared and distributed			(2,753,086)		(2,753,086)

2005 capital infusion-Kubuk Investment SAC	2.	16,475,748			16,475,748

2005 capital infusion-Kubuk Gaming SAC		6,144			6,144

2005 Other comprehensive income		530,153	597,733	53,691	1,181,577

Consolidated goodwill included		4,233,544			4,233,544

Consolidated subsidiary accumulated deficits		(109,135)	109,135		--

Net equity of Bruce Groupo Diversion, SAC	2.	(13,251,784)	(5,044,991)		(18,296,775)

Balance as of June 30, 2005		20,880,401	(44,217)	44	20,836,228

KUBUK INTERNATIONAL, INC. & SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005
(Expressed in US$)

		06/30/05

	Notes	US$

Cash flows from operating activities:
Net income		955,042
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation		151,000
Net changes in operating assets and liabilities:
Accounts receivable		(380,881)
Other receivable		(116,265)
Inventories		(83,194)
Prepaid expenses		525,951
Other assets		310,231
Accounts payable		(121,170)
Other current liabilities		(56,300)

Net cash provided by operating activities		1,184,415

Cash flows from investing activities:
Purchase of property, plant, and equipment		(404,983)

Net cash used in investing activities		(404,983)

Cash flows from financing activities:
Borrowing from shareholder		(47,989)
Decrease in deferred income tax liability		851
Dividends paid		(2,753,086)
Proceeds from issuance of common stock-Kubuk Investment	1.	1,022,041
Proceeds from issuance of common stock-Kubuk Gaming	1.	6,144

Net cash used by financing activities		(1,772,040)

Other Comprehensive income		1,181,575

Net increase/(decrease) in cash and cash equivalents		188,967
Cash and cash equivalents at the beginning of consolidated period		1,425,999

Cash and cash equivalents at the end of consolidated period		1,614,966

Cash balance appropriated for owners of Bruce Groupo
Diversion SAC and excluded from cash at the end of period	2.	(1,067,401)

Cash and cash equivalents at the end of period		547,565

Significant Non-cash Transaction:
Sale of properties, plant and equipment by Bruce Groupo
Diversion SAC to Kubuk Investment SAC	1.	15,453,708

KUBUK INTERNATIONAL, INC. & SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2005

Preliminary Note

The accompanying condensed consolidated financial statements have been prepared without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. In the opinion of management, the accompanying interim financial statements contain all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of our financial position as of June 30, 2005, and our results of operations and cash flows for the six-month periods ended June 30, 2005. The results of operations for the six-month periods ended June 30, 2005 are not necessarily indicative of the results for a full-year period. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company’s Annual Audit for the year ended December 31, 2004.

1.	Business Organization and Reorganization

Kubuk International, Inc. (KII, or the Company) is a California corporation and was incorporated on January 7, 2002. The majority shareholders of KII also control 99% of total voting stock of Bruce Groupo Diversion, S.A.C. (Bruce Groupo), a Peruvian company that operated a hotel and casino (Bruce Hotel/Casino) in Lima, Peru from 1997 to May 21, 2005.

Kubuk Investment S.A.C. (KISAC) was formed in year 2001 by the majority shareholders of KII in Peru. KII’s majority shareholders also formed Kubuk Gaming S.A.C. (KGSAC) in year 2005 in Peru.

Starting on August 4, 2001, Bruce Grupo and KISAC entered into a series of sale and purchase agreements (Sale and Purchase Agreements) of the hotel assets and certain casino properties owned and operated by Bruce Grupo for the purpose of transferring these properties to KISAC. Total consideration for all Sale and Purchase Agreements was in the amount of S/. 62,970,744 (approximately $19,163,343 using the exchange rate as of the balance sheet date of the 12/31/04 audited finanicals). On May 21, 2005, all assets subject to the scope of the sale and purchase agreements were transferred to and received by KISAC, which then commenced to carry on the hotel lodging businesses of Bruce Hotel/Casino. The only assets that were transferred to KISAC are the assets as listed under “Property, Plant, and Equipment” on the balance sheet. All other assets and liabilities will continue to belong to Bruce Grupo and will subsequently be distributed to its original shareholders. The accounting treatment used by KISAC to record the transfer of the assets followed the guidance for transactions between entities under common control as described in Statements of Financial Accounting Standards (SFAS) 141, Business Combinations. This standard

KUBUK INTERNATIONAL, INC. & SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2005

requires that the receiving entity use of the carrying amount of the assets of the transferring entity. Therefore, no fair market value adjustments were made to the transferred assets by Kubuk.

The major casino operation of Bruce Hotel/Casino has been temporarily closed for renovation since March 2005. During the renovation, Bruce Groupo continued to operate slot machines in the casino till July 1, 2005, when MINCETUR, the gaming authority of Peru, issued gaming licenses to KGSAC. KGSAC then took over the slot machine operations and will conduct all other gaming activities of Bruce Hotel/Casino when the renovation project is completed at the end of year 2005.

On June 15, 2005, KII and the shareholders of KISAC and KGSAC entered into an Agreement and Plan of Reorganization (the Reorganization Agreement), under which KII issued 50,920,000 shares of common stock to the shareholders of KISAC and KGSAC in exchange for their entire ownership holdings of KISAC and KGSAC. As of June 30, 2005, both KISAC and KGSAC were 100% owned by KII.

2.	Principles of Consolidation

The consolidated financial statements are prepared to include the accounts of KII, Bruce Groupo, KISAC and KGSAC as of and for the six-month period ending June 30, 2005. All significant inter-company balances and transactions during the six-month period and the balances of assets, liabilities and owners’ equity of Bruce Groupo as of June 30, 2005 have been eliminated.

The ending balances of assets and liabilities that were belonged to shareholders of Bruce Grupo and were eliminated from the consolidated balance sheet as of June 30, 2005 include the followings:

Cash and cash equivalents	$ 1,067,400
Accounts receivable-net	1,200,874
Other receivable	320,419
Inventory	134,507
Prepaid expenses	337,590
Other fixed assets	207,491
Promissory note receivable	15,453,708
Trade accounts payable	(181,447)
Other payables	(153,587)
Long-term debts	(90,181)

Net assets belonged to Bruce Grupo and eliminated
from the consolidated balance sheet	$ 18,296,774

KUBUK INTERNATIONAL, INC. & SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2005

Bruce Groupo, which is a member of the consolidated group because of common ownership control, is not a subsidiary of KII.

3.	Summary of Significant Differences between accounting principles followed by the Company and U.S. generally accepted accounting principles

Except for items related to KII, the Company’s financial statements were originally prepared in accordance with Peruvian GAAP, which differ in certain respects from U.S. GAAP.

Peruvian GAAP – Peruvian GAAP require the restatement of assets and liabilities into constant Peruvian Nuevos Soles as of the date of the last financial statements presented. All non-monetary assets and liabilities and income statement amounts have been restated to reflect changes in the Peruvian wholesale price index, from the date the assets were acquired or the liabilities were incurred to the year-end. The purchasing power gain (loss) included in income (loss) reflects the effect of Peruvian inflation on the monetary liabilities of the Company during the year.

U.S. GAAP – Under U.S. GAAP, account balances and transactions are stated in the units of currency of the period when the transactions are originated. This accounting model is commonly known as the historical cost basis of accounting. The US GAAP reconciliation of net income and shareholder’s equity does not reflect as a difference the effect of the general price level restatement.

The consolidated financial statements presented herein have been restated in accordance with US GAAP.

4.	Information Expressed in U.S. dollars

Except for items related to KII, the consolidated financial statements were originally stated in the Peruvian currency Nuevos Soles and have been restated in US Dollars using June 30, 2005 spot rate of S/. 3.2550= US$1 and average rate of S/. 3.2755= US$1 for the six-month period ending June 30, 2005.

5.	Significant Accounting Policies

(a)	Use of Estimates

The preparation of the Company’s financial statements in conformity with generally accepted accounting principles in the United States requires management of the Company to make certain estimates and assumptions. These

KUBUK INTERNATIONAL, INC. & SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2005

estimates and assumptions affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(b)	Inventories

Inventories are presented at adjusted cost or market value, whichever is lower. Cost is established based on either the last-in, first out assumption or, in certain cases, specific identification method.

(c)	Properties, Plant and Equipment

Properties, plant and equipment are stated at the adjusted cost or market value, whichever is lower. Depreciation is calculated based on straight-line method over the properties’ estimated useful lives, which range from 5 to 7 years for machinery and equipment and 39 years for building and building improvements. Betterment or improvements to properties are capitalized to properties, plant and equipment accounts. Repairs and maintenance costs are charged to expense accounts.

Certain long-lived assets of the Company are reviewed at least annually as to whether their carrying values have become impaired in accordance with Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” Management considers assets to be impaired if the carrying value exceeds the undiscounted projected cash flows from operations. If impairment exists, the assets are written down to their fair value or the projected discounted cash flows from related operations.

(d)	Comprehensive Income

Accounting principles generally require that recognized revenue, expenses, gains and losses be included in net income. Although certain changes in assets and liabilities are reported as a separate component of the equity section of the balance sheet, such items, along with net income, are components of compre-hensive income. The major components of the Company’s other comprehensive income include foreign currency (Peruvian Nuevo Soles) translation adjustments.

(e)	Concentration of Credit Risk

The Company maintains substantially all of its day-to-day operating cash balances with Peruvian commercial banks and financial institutions. The banks or financial

KUBUK INTERNATIONAL, INC. & SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2005

institutions may not provide sufficient deposit insurance coverage on the Company’s cash positions.

6.	Properties, Furniture & Equipment

As of December 31, 2004, properties, furniture and equipment connsisted of the following balances:

2004
Land	$ 738,788
Buildings and improvements	15,770,304
Vehicles	329,317
Furniture	727,748
Casino equipment	3,607,900
Computers	260,600
Work in-progress	381,385
Accumulated depreciation	(6,035,465)
TOTAL	$ 15,780,577

7.	Subsequent Events

On July 15, 2005, Chilco entered into a Share Exchange Agreement with Kubuk. Kubuk owns and operates, through two wholly-owned subsidiaries, the Bruce Hotel and Casino, located in Lima, Peru. On August 3, 2005, Chilco acquired, by way of reverse acquisition, 100% of the issued and outstanding capital stock of Kubuk in exchange for the issuance of 19,250,000 split-adjusted shares of common stock (the “Exchange Shares”). Under the terms of the Agreement, the former Kubuk shareholders entered into an escrow agreement dated August 3, 2005, under which 8,250,000 Exchange Shares were placed into escrow subject to satisfying certain obligations under the Agreement. The former Kubuk shareholders placed 5,000,000 Exchange Shares into escrow to secure obligations to raise $5,000,000 at a minimum share price of $1.00 per share, 2,000,000 Exchange Shares into escrow to satisfy certain obligations to consultants to Kubuk, and 1,250,000 Exchange Shares in escrow for the purpose of exercising certain co-sale rights granted by Chilco. Directors of Chilco returned, for no consideration, 3,964,000 split-adjusted shares of common stock to the Company for cancellation. Concurrently, Chilco received bridge loans of $100,000.

On August 3, 2005, Chilco issued 50,000 split-adjusted shares of common stock at a price of $2.00 per share in full satisfaction of the bridge financing.

KUBUK INTERNATIONAL, INC. & SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2005

Following the shares exchange, Chilco continued as the surviving corporation and the separate corporate existence of Kubuk ceased. Prior to the merger, Chilco had no substantial assets, nominal operations and by definition under SEC guidelines is a public shell company. Accordingly, the transaction is treated as a reverse acquisition of a public shell company and has been accounted for as a recapitalization rather than a business combination. The historical financial statements of Kubuk and Bruce Grupo will be the historical statements of new Chilco.